NEIMAN BALANCED ALLOCATION FUND
Class A Shares (NBAFX)
Class C Shares (NBCFX)

Supplement dated January 20, 2017 to the Statement of Additional Information dated August 1, 2016

The following paragraph is added after the first the paragraph on page 2 of the Statement of Additional Information:

The Fund's investments in exchange traded funds ("ETFs") also involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, the Fund will not purchase securities of another investment company except as described above. However, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

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This Supplement and the existing Prospectus and Statement of Additional Information ("SAI") each dated August 1, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-385-2720.